Exhibit 99.2

Independent Auditor’s Report

To the Members

T2 Eagle Ford Gathering Company, LLC

San Antonio, Texas

Report on the Financial Statements

We have audited the accompanying combined and consolidated financial statements of T2 Eagle Ford Gathering Company, LLC and its affiliates, which comprise the combined and consolidated balance sheets as of December 31, 2013 and 2012, and the related combined and consolidated statements of operations, changes in members’ capital, and cash flows for the year ended December 31, 2013 and for the period from February 17, 2012 (date of inception) through December 31, 2012 and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these combined and consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of combined and consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these combined and consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined and consolidated financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined and consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the combined and consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the combined and consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined and consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined and consolidated financial statements referred to above present fairly, in all material respects, the financial position of T2 Eagle Ford Gathering Company, LLC and its affiliates as of December 31, 2013 and 2012, and the results of its operations and its cash flows for the year ended December 31, 2013 and for the period from February 17, 2012 (date of inception) through December 31, 2012, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in note 6 to the combined and consolidated financial statements, the 2013 and 2012 financial statements have been restated to correct a misstatement. Our opinion is not modified with respect to this matter.

/s/ Padgett, Stratemann & Co., L.L.P.

San Antonio, Texas
May 16, 2014

T2 Eagle Ford Gathering Company, LLC and Affiliates

Combined and Consolidated Balance Sheets

December 31, 2013 and 2012

Assets

	2013	2012
Current Assets

Cash	$842,828	$12,896
Accounts receivable:
Trade	3,096	—
Related parties	3,391,814	537,600
Contributions receivable	1,388,910	—
Prepaid expenses and other current assets	965,927	741,002

Total current assets	6,592,575	1,291,498
Property, Plant, and Equipment – net	351,768,161	185,841,108
Other Assets	500,000	—

	$358,860,736	$187,132,606

Liabilities and Members’ Capital

Current Liabilities

Accounts payable:
Trade	$512,000	$65,544
Related parties	10,680,232	27,860,953
Accrued expenses	778,539	50,000

Total current liabilities	11,970,771	27,976,497

Members’ Capital

T2 Eagle Ford Gathering Company, LLC	227,348,113	147,159,229
T2 EF Cogeneration Holdings LLC	36,990,392	11,996,880
T2 LaSalle Gathering Company LLC	82,551,460	—

Total members’ capital	346,889,965	159,156,109

	$358,860,736	$187,132,606

Notes to the combined and consolidated financial statements form an integral part of these statements.

T2 Eagle Ford Gathering Company, LLC and Affiliates

Combined and Consolidated Statements of Operations

For the Year Ended December 31, 2013 and for the Period From

February 17, 2012 (Date of Inception) Through December 31, 2012

	2013	2012
Revenue	$6,712,215	$537,601

Operating expenses:
Cost of revenue	6,571,720	423,746
Depreciation and amortization	23,252,293	2,835,396
Selling, general, and administrative	272,120	113,855

Total operating expenses	30,096,133	3,372,997

Loss before income taxes	(23,383,918)	(2,835,396)
Income tax expense	15,090	—

Net loss	$(23,399,008)	$(2,835,396)

Notes to the combined and consolidated financial statements form an integral part of these statements.

T2 Eagle Ford Gathering Company, LLC and Affiliates

Combined and Consolidated Statements of Changes in Members’ Capital

For the Year Ended December 31, 2013 and for the Period From

February 17, 2012 (Date of Inception) Through December 31, 2012

	T2 Eagle Ford Gathering Company, LLC	T2 EF Cogeneration Holdings LLC	T2 LaSalle Gathering Company LLC	Total
Balance at December 31, 2011	$—	$—	$—	$—
Contributions	149,994,566	11,996,939	—	161,991,505
Net loss	(2,835,337)	(59)	—	(2,835,396)

Balance at December 31, 2012	147,159,229	11,996,880	—	159,156,109
Contributions	101,861,221	29,119,672	87,409,361	218,390,254
Distributions	(7,257,390)	—	—	(7,257,390)
Net loss	(14,414,947)	(4,126,160)	(4,857,901)	(23,399,008)

Balance at December 31, 2013	$227,348,113	$36,990,392	$82,551,460	$346,889,965

Notes to the combined and consolidated financial statements form an integral part of these statements.

T2 Eagle Ford Gathering Company, LLC and Affiliates

Combined and Consolidated Statements of Cash Flows

For the Year Ended December 31, 2013 and for the Period From

February 17, 2012 (Date of Inception) Through December 31, 2012

	2013	2012
Cash Flows From Operating Activities
Net loss	$(23,399,008)	$(2,835,396)

Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	23,252,293	2,835,396
Changes in operating assets and liabilities:
Accounts receivable:
Trade	(3,096)	—
Related parties	(2,854,214)	(537,600)
Prepaid expenses and other current assets	(224,925)	(741,002)
Other assets	(500,000)	—
Accounts payable:
Trade	446,456	65,544
Related parties	2,292,272	—
Accrued expenses	728,539	50,000

Net cash used in operating activities	(261,683)	(1,163,058)

Cash Flows From Investing Activities – capital expenditures	(37,474,102)	(127,232,511)

Cash Flows From Financing Activities
Contributions	75,072,970	128,408,465
Contributions receivable	(1,388,910)	—
Payments to related parties	(27,860,953)	—
Distributions	(7,257,390)	—

Net cash provided by financing activities	38,565,717	128,408,465

Net increase in cash	829,932	12,896

Cash at beginning of period	12,896	—

Cash at end of period	$842,828	$12,896

Supplemental Disclosures of Noncash Flow Information
Contributions of property, plant, and equipment	$143,317,284	$33,583,040

Property, plant, and equipment financed by related parties	$8,387,960	$27,860,953

Notes to the combined and consolidated financial statements form an integral part of these statements.

T2 Eagle Ford Gathering Company LLC and Affiliates

Notes to the Combined and Consolidated Financial Statements

1.	Summary of Significant Accounting Policies

Reporting Entity and Nature of Operations

The accompanying combined and consolidated financial statements include the accounts of T2 Eagle Ford Gathering Company, LLC (“Gathering”) and its affiliates (collectively, the “Company”). The Company is engaged in the gathering and transportation of natural gas and liquids, as well as electrical power generation, serving south Texas. The Company also constructs, maintains, and operates gas pipelines and other assets acquired and constructed by the Company in Texas. The Company’s revenue and related accounts receivable are substantially all from related companies for leased capacity on the Company’s pipelines and for power supplied by the Company’s plant.

All significant intercompany balances and transactions have been eliminated in combination and consolidation.

Principles of Combination and Consolidation

The combined and consolidated financial statements include the accounts of T2 Gas Utility, a wholly owned subsidiary of Gathering, as well as the combined accounts of T2 LaSalle Gathering Company LLC (“LaSalle”), which was formed on March 4, 2013. The accounts of LaSalle are combined based on common ownership effective March 4, 2013.

On April 30, 2013, ownership of T2 EF Cogeneration LLC (“Cogeneration”) was transferred from Gathering to T2 EF Cogeneration Holdings LLC (“Holdings”). The accounts of Cogeneration are consolidated as a wholly owned subsidiary of Gathering prior to April 30, 2013. The accounts of Cogeneration and Holdings are combined based on common ownership effective April 30, 2013.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Accounts Receivable

Accounts receivable are reported at the outstanding principal net of an allowance for doubtful accounts, if necessary. The Company normally does not charge interest on accounts receivable. The allowance for doubtful accounts is established as losses are estimated to have occurred through a provision for bad debts charged to earnings. Losses are charged against the allowance when management believes the uncollectibility of a receivable is confirmed. Subsequent recoveries, if any,

T2 Eagle Ford Gathering Company LLC and Affiliates

Notes to the Combined and Consolidated Financial Statements

1.	Summary of Significant Accounting Policies (continued)

Accounts Receivable (continued)

are credited to the allowance. The allowance for doubtful accounts is evaluated on a regular basis by management and is based on historical experience and specifically identified questionable receivables. The evaluation is inherently subjective, as it requires estimates that are susceptible to significant revision as more information becomes available.

Contributions Receivable

The Company received proceeds from equity capital calls in February 2014, which were approved by the members from September through December 2013. The Company has accrued for the capital calls through the contributions receivable account.

At December 31, 2013, the Company had cash calls of $5,560,335 receivable from a member. This receivable is still outstanding; thus, the full amount has been netted with the members’ capital balance at December 31, 2013.

Noncash Contributions

The members have contributed pipeline and equipment at cost to the Company.

Property, Plant, and Equipment

Property, plant, and equipment are stated at cost. Depreciation and amortization are calculated using the straight-line method based on the following estimated useful lives: power plant and pipelines – 3 to 15 years.

Impairment of Long-Lived Assets

The Company reviews the carrying value of property and equipment for impairment whenever events and circumstances indicate the carrying amount of an asset may not be recoverable from the estimated future cash flows expected to result from its use and eventual disposition. In cases where undiscounted expected future cash flows are less than carrying value, an impairment loss is recognized equal to an amount by which the carrying value exceeds the fair value of assets. The factors considered by management in performing this assessment include current operating results, trends and prospects, and the effects of obsolescence, demand, competition, and other economic factors. The Company did not recognize an impairment loss related to property, plant, and equipment during the year ended December 31, 2013 and for the period ended December 31, 2012.

T2 Eagle Ford Gathering Company LLC and Affiliates

Notes to the Combined and Consolidated Financial Statements

1.	Summary of Significant Accounting Policies (continued)

Natural Gas Imbalance

The accompanying combined and consolidated financial statements include in-kind balances as a result of differences in gas volumes received and delivered for customers. Natural gas volumes owed to or by the Company are valued at natural gas market index prices as of the balance sheet date.

Revenue Recognition

The Company recognizes revenue from services rendered based on contractual terms.

Environmental

The Company is subject to extensive federal, state, and local environmental laws and regulations. These laws, which are constantly changing, regulate the discharge of materials into the environment and may require the Company to remove or mitigate the environmental effects of the disposal or release of petroleum or chemical substances at various sites. Environmental expenditures are expensed or capitalized depending on their future economic benefit. Expenditures that relate to an existing condition caused by past operations and that have no future economic benefits are expensed. Liabilities for expenditures of a noncapital nature are recorded when environmental assessment and/or remediation is probable, and the costs can be reasonably estimated.

Income Taxes

Gathering, Holdings, and LaSalle are not taxpaying entities for federal income tax purposes; accordingly, the provision for federal income taxes has not been recorded in the accompanying combined and consolidated financial statements. Income or losses are reflected in the members’ individual or corporate income tax returns, in accordance with their ownership percentages.

Gathering, Holdings, and LaSalle are subject to the Texas gross margin tax.

Gathering and Holdings are not subject to income tax examinations by tax authorities for periods prior to 2012.

LaSalle is not subject to income tax examinations by tax authorities for periods prior to 2013.

T2 Eagle Ford Gathering Company LLC and Affiliates

Notes to the Combined and Consolidated Financial Statements

1.	Summary of Significant Accounting Policies (continued)

Contingencies

Certain conditions may exist as of the date the combined and consolidated financial statements are issued, which may result in a loss to the Company, but which will only be resolved when one or more future events occur or fail to occur. The Company’s management and its legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company’s legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims, as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s combined and consolidated financial statements. If the assessment indicates a potentially material loss contingency is not probable, but is reasonably possible, or is probable, but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss, if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed.

Subsequent Events

The Company has evaluated subsequent events through May 16, 2014, the date the combined and consolidated financial statements were available to be issued.

Reclassifications

Certain reclassifications have been made in the prior year’s combined and consolidated financial statements to conform to the current year’s presentation.

T2 Eagle Ford Gathering Company LLC and Affiliates

Notes to the Combined and Consolidated Financial Statements

2.	Property, Plant, and Equipment

Property, plant, and equipment consist of the following:

	December 31,
	2013	2012
Right of way	$62,832,832	$31,556,613
Plants and pipelines	315,023,018	137,966,689
Construction in progress	—	19,153,202

	377,855,850	188,676,504
Less accumulated depreciation and amortization	26,087,689	2,835,396

Net property, plant, and equipment	$351,768,161	$185,841,108

3.	Related Party Transactions

The Company paid related parties approximately $63,746,000 for certain capital expenditures; accounts payable due to related parties at December 31, 2012; and administrative services during 2013. The Company paid related parties approximately $122,420,000 for certain capital expenditures and administrative services during 2012. At December 31, 2013, the Company had approximately $10,680,000 payable to related parties for these costs ($27,861,000 in 2012). During 2013 and 2012, the Company recognized approximately $6,712,000 and $538,000 in revenue from related parties, of which $3,392,000 and $538,000 are included in accounts receivable at December 31, 2013 and 2012, respectively.

4.	Credit Risk

The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. Accounts are guaranteed by the Federal Deposit Insurance Corporation up to a maximum of $250,000. The Company has not experienced any losses in such accounts.

5.	Liquidity

The Company had approximately $843,000 in cash as of December 31, 2013 and a working capital deficit of approximately $5,378,000. Management expects the members to support the cash flow needs of the Company, which will enable the Company to meet liquidity demands through December 31, 2014.

T2 Eagle Ford Gathering Company LLC and Affiliates

Notes to the Combined and Consolidated Financial Statements

6.	Restatement

The Company has restated its previously issued 2013 and 2012 combined and consolidated financial statements to correct the presentation of certain information in the combined and consolidated statements of cash flows. The effect on the Company’s previously issued 2013 and 2012 combined and consolidated financial statements is summarized as follows:

	Previously Reported	Restated
Combined and Consolidated Statement of Cash Flows for the Year Ended December 31, 2013:
Cash flows from operating activities:
Accounts payable – related parties	$(17,180,721)	$2,292,272
Net cash used in operating activities	(19,734,676)	(261,683)
Cash flows from investing activities:
Capital expenditures	(45,862,062)	(37,474,102)
Cash flows from financing activities:
Payments to related parties	—	(27,860,953)
Net cash provided by financing activities	66,426,670	38,565,717
Supplemental disclosure of noncash flow information:
Property, plant, and equipment financed by related parties	—	8,387,960

Combined and Consolidated Statement of Cash Flows for the Period From February 17, 2012 (Date of Inception) Through December 31, 2012:
Cash flows from operating activities:
Accounts payable – related parties	$27,860,953	$—
Net cash used in operating activities	26,697,895	(1,163,058)
Cash flows from investing activities:
Capital expenditures	(155,093,464)	(127,232,511)
Supplemental disclosure of noncash flow information:
Property, plant, and equipment financed by related parties	—	27,860,953

Independent Auditor’s Report on

Combining and Consolidating Data

To the Members

T2 Eagle Ford Gathering Company, LLC

San Antonio, Texas

We have audited the combined and consolidated financial statements of T2 Eagle Ford Gathering Company, LLC and its affiliates as of December 31, 2013 and 2012 and for the year ended December 31, 2013 and for the period from February 17, 2012 (date of inception) through December 31, 2012, and have issued our report thereon dated May 16, 2014, which contained an unmodified opinion on those combined and consolidated financial statements.

Our audits were performed for the purpose of forming an opinion on the combined and consolidated financial statements as a whole. The combining and consolidating data, as listed in the table of contents, is presented for purposes of additional analysis rather than to present the financial position, results of operations, and cash flows of the individual companies and is not a required part of the combined and consolidated financial statements. Such data is the responsibility of management and was derived from, and relates directly to, the underlying accounting and other records used to prepare the combined and consolidated financial statements. The combining and consolidating data has been subjected to the auditing procedures applied in the audits of the combined and consolidated financial statements and certain additional procedures, including comparing and reconciling such data directly to the underlying accounting and other records used to prepare the combined and consolidated financial statements or to the combined and consolidated financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the data is fairly stated in all material respects in relation to the combined and consolidated financial statements taken as a whole.

/s/ Padgett, Stratemann & Co., L.L.P.

San Antonio, Texas
May 16, 2014

T2 Eagle Ford Gathering Company, LLC and Affiliates

Combining and Consolidating Balance Sheet

December 31, 2013

Assets

	T2 Eagle Ford Gathering Company, LLC	T2 EF Cogeneration Holdings LLC	T2 LaSalle Gathering Company LLC	2013 Combined and Consolidated
Current Assets

Cash	$63,222	$165,330	$614,276	$842,828
Accounts receivable:
Trade	3,096	—	—	3,096
Related parties	2,521,130	725,400	145,284	3,391,814
Contributions receivable	117,328	1,251,422	20,160	1,388,910
Prepaid expenses and other current assets	965,927	—	—	965,927

Total current assets	3,670,703	2,142,152	779,720	6,592,575
Property, Plant, and Equipment – net	231,788,216	37,137,107	82,842,838	351,768,161
Other Assets	500,000	—	—	500,000

	$235,958,919	$39,279,259	$83,622,558	$358,860,736

Liabilities and Members’ Capital

Current Liabilities

Accounts payable:
Trade	$512,000	$—	$—	$512,000
Related parties	8,031,818	2,206,001	442,413	10,680,232
Accrued expenses	66,988	82,866	628,685	778,539

Total current liabilities	8,610,806	2,288,867	1,071,098	11,970,771
Members’ Capital	227,348,113	36,990,392	82,551,460	346,889,965

	$235,958,919	$39,279,259	$83,622,558	$358,860,736

See independent auditor’s report on combining and consolidating data.

T2 Eagle Ford Gathering Company, LLC and Affiliates

Combining and Consolidating Statement of Operations

Year Ended December 31, 2013

	T2 Eagle Ford Gathering Company, LLC	T2 EF Cogeneration Holdings LLC	T2 LaSalle Gathering Company LLC	2013 Combined and Consolidated
Revenue	$2,907,392	$2,628,743	$1,176,080	$6,712,215

Operating expenses:
Cost of revenue	2,719,588	2,697,173	1,154,959	6,571,720
Depreciation and amortization	14,414,946	3,979,445	4,857,902	23,252,293
Selling, general, and administrative	172,715	78,285	21,120	272,120

Total operating expenses	17,307,249	6,754,903	6,033,981	30,096,133

Loss before income taxes	(14,399,857)	(4,126,160)	(4,857,901)	(23,383,918)
Income tax expense	15,090	—	—	15,090

Net loss	$(14,414,947)	$(4,126,160)	$(4,857,901)	$(23,399,008)

See independent auditor’s report on combining and consolidating data.